EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEYACT OF 2002

In connection with the Report on this Amended Report on Form 10-K/A for the period ended December 31, 2025 of Sports Entertainment Gaming Global Corporation, a Delaware corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Stubblefield, Chief Financial Officer and Principal Accounting Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

July 31, 2026	By:	/s/ Robert J. Stubblefield
Robert Stubblefield, Chief Financial Officer, Principal Accounting Officer